                                                                   Exhibit 99(a)


                        KEYCORP STUDENT LOAN TRUST 2000-A
                             NOTEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
   Agreement (capitalized terms used herein are defined in Appendix A thereto)

--------------------------------------------------------------------------------

Distribution Date:  February 25, 2004

(i)    Amount of principal being paid or distributed in respect of the Class A-1 Notes:
                 $0.00
                 -------------------
               (  $ -               , per $1,000 original principal amount of Class A-1 Notes)
                 -------------------
(ii)   Amount of principal being paid or distributed in respect of the Class A-2 Notes:
                 $18,385,993.95
                 -------------------
               (  $ 0.0000409       , per $1,000 original principal amount of Class A-2 Notes)
                 -------------------
(iii)  Amount of interest being paid or distributed in respect of the Class A-1 Notes:
                 $0.00
                 -------------------
               (  $ -               , per $1,000 original principal amount of Class A-1 Notes)
                 -------------------
(iv)   Amount of interest being paid or distributed in respect of the Class A-2 Notes:
                 $1,317,646.20
                 -------------------
               (  $ 0.0000029       , per $1,000 original principal amount of Class A-2 Notes)
                 -------------------
(v)    Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
       (1)  Distributed to Class A-1 Noteholders:
                 $0.00
                 -------------------
               (  $ -               , per $1,000 original principal amount of Class A-1 Notes)
                 -------------------

       (2)  Distributed to Class A-2 Noteholders:
                 $0.00
                 -------------------
               (  $ -               , per $1,000 original principal amount of Class A-2 Notes)
                 -------------------
       (3)  Balance on Class A-1 Notes:
                 $0.00
                 -------------------
               (  $ -               , per $1,000 original principal amount of Class A-1 Notes)
                 -------------------
       (4)  Balance on Class A-2 Notes:
                 $0.00
                 -------------------
               (  $ -               , per $1,000 original principal amount of Class A-2 Notes)
                 -------------------
(vi)   Payments made under the Cap Agreement on such date:               February 24, 2004
                                                                 ------------------------------
               ( $0.00              with respect to the Class A-1 Notes,
                 -------------------
               ( $0.00              with respect to the Class A-2 Notes;
                 -------------------
                 and the total outstanding amount owed to the Cap Provider:      $0.00
                                                                           --------------------
(vii)  Pool Balance at the end of the related Collection Period:   $327,654,736.03
                                                                 -------------------------
(viii) After giving effect to distributions on this Distribution Date:
       (a)  (1)  Outstanding principal amount of Class A-1 Notes:       $0.00
                                                                 ---------------------
            (2)  Pool Factor for the Class A-1 Notes:               --
                                                        ----------------
       (b)  (1)  Outstanding principal amount of Class A-2 Notes:       $327,654,736.03
                                                                 -------------------------
            (2)  Pool Factor for the Class A-2 Notes:     0.72812164
                                                        ----------------




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

                                                                          Page 2

(ix)   Note Interest Rate for the Notes:
       (a)  In general
            (1)  Three-Month Libor was
                 1.1700000%    for the period
                 --------------
            (2)  The Student Loan Rate was:       3.9582250%
                                            ----------------------
       (b)  Note Interest Rate for the Class A-1 Notes:       1.3000000%    (Based on 3-Month LIBOR)
                                                           --------------
       (c)  Note Interest Rate for the Class A-2 Notes:       1.4900000%    (Based on 3-Month LIBOR)
                                                           --------------

(x)         Amount of Master Servicing Fee for  related Collection Period:       $417,922.49
                                                                            ---------------------
                  $ 0.000004179     , per $1,000 original principal amount of Class A-1 Notes.
                 -------------------
                  $ 0.000000929     , per $1,000 original principal amount of Class A-2 Notes.
                 -------------------

(xi)        Amount of Administration Fee for related Collection Period:          $3,000.00
                                                                           ---------------------
                  $ 0.000000030     , per $1,000 original principal amount of Class A-1 Notes.
                 -------------------
                  $ 0.000000007     , per $1,000 original principal amount of Class A-2 Notes.
                 -------------------

(xii)  (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:    $1,129,495.07
                                                                                            -------------------
       (b)  Delinquent Contracts                         # Disb.     %             $ Amount           %
                                                         -------   -----          -----------       -----
            30-60 Days Delinquent                          916     3.23%          $10,659,887       4.16%
            61-90 Days Delinquent                          383     1.35%          $ 3,663,151       1.43%
            91-120 Days Delinquent                         203     0.72%          $ 2,185,807       0.85%
            More than 120 Days Delinquent                  186     0.66%          $ 2,942,458       1.15%
            Claims Filed Awaiting Payment                   99     0.35%          $ 1,052,671       0.41%
                                                         -----     ---------      -----------       -----
               TOTAL                                     1,787      6.31%         $20,503,974       8.00%
       (c)  Amounts of any Insured Payments made under the Securities Guaranty Ins Policy:      $       --
                                                                                               --------------
       (d)  Reserve Account Balance                                                             $6,055,713
                                                                                               --------------
            Draw for this Distribution Date                                                     $       --
                                                                                               --------------
            Realized Loss Draw                                                                  $       --
                                                                                               --------------
(xiii) Amount in the Prefunding Account:     $0.00
                                         ----------------------
(xiv)  Amount remaining in the Subsequent Pool Pre-Funding Subaccount not used to acquire
            Subsequent Pool Student Loans:        0.00
                                                  ----------------------
(xv)   Amount in the Pre-Funding Account at the end of the Funding period to be distributed:     $0.00
                                                                                                 -------------------
(xvi)  Amount of Insurer Premuim paid to the Securities Insurer on such Distribution Date:       $77,859.16
                                                                                                 ---------------------
(xvii) Amount received from Securities Insurer with respect to the Securities Guaranty Insurance Policy:       0.00
                                                                                                           -----------
(xviii) Amount paid to the Securities Insurer in reimbursement of all Insured Payments made pursuant
        to the Securities Guaranty Insurance Policy:      0.00
                                                     ------------------------
(xix)  The Trust Swap Pymt Amount paid to the Swap Counterparty on such Dist Date:          $57,653.85
                                                                                     ------------------------
       The Amount of any Net Trust Swap Pymt Carryover Shotrfall for such Dist Date:              0.00
                                                                                     ------------------------
       The Trust Swap Receipt Amount paid to the Trust on such Distribution Date:                $0.00
                                                                                     ------------------------
       The Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:                 0.00
                                                                                     ------------------------
       and the amount of any Termination Pymt either paid by or made to the Trust on              0.00
       such Distribution Date:                                                       ------------------------






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